RISK MANAGEMENT	12 Months Ended
Dec. 31, 2020
RISK MANAGEMENT
RISK MANAGEMENT

NOTE 31. RISK MANAGEMENT

The Bank’s comprehensive risk management is developed in compliance with current regulations and internal standards as defined by the Board of Directors, in relation to market, credit/ counterparty, liquidity and operational risk. This management is strengthened with the three lines model, with a cohesive and coordinated approach, in which its independence is guaranteed. Within the Corporate Governance Framework, the roles of the responsible areas in each line are defined, according to the level of responsibility in Grupo Bancolombia, in order to guarantee effective and efficient coordination among them for risk management (in its different stages) and internal control.

First line: Is the owner of risks and its management, focused on self-control. Performs the commercial and operational management and the administration of controls; including the implementation of actions that ensure processes compliance for risk management.

Second line: Supports the construction and monitoring of the controls from the first line of defense; performs a transversal management of risks, assisting the areas of Grupo Bancolombia in the definition of mitigation actions and in the monitoring of the exposure; In addition, it is responsible for consolidating the risk information in order to perform the accountability to the governance structures and senior management as appropriate.

Specifically, the Board of Directors reviews and approves the resources, structure and processes of the Bank associated with risk management; in addition, it evaluates, through periodic reports from the administration, the levels of exposure to the different risks, their impact and the mitigation strategies, in accordance with the functions established in the current regulation and the Corporate Governance Code regarding the risk management. For the development of its supervisory functions has the support of the Risk Committee in charge of the approval, monitoring and control of policies, methodologies, tools, guidelines and strategies for the identification, measurement, control and mitigation of risks. According to the corporate guidelines, the Risk Committee has the participation of members from the Board of Directors.

The main function of the Corporate Risk Vicepresidency is to design and propose risk management strategies to the Board of Directors and Senior Management, lead its execution and define the risk appetite, in such a way as to ensure alignment with the corporate strategy of the Group. In addition, it defines the risk guidelines in policies, methodologies and tools for the Group.

The Risk Corporate Vicepresidency professionals manage the different risks inherent to the activities undertaken in the fulfillment of their responsibilities.

Third line: Review the first two lines, through a risk-based approach, guaranteeing governance effectiveness, risk management and internal control. It provides the Governance structures and senior management with an adequate, independent and objective assurance of compliance within the organization.

Specifically, the Internal Audit periodically evaluates the execution of the processes and the application of the methodologies for measurement and control of risks that support the operations carried out by the entity, in accordance with current regulations and internal regulations defined by the Board of Directors and Senior Management.

31.1 Credit risk

Credit risk is the risk of an economic loss to the Bank due to a non-fulfillment of financial obligations by a customer or counterparty and arises principally from the decline on borrower´s creditworthiness or changes in the business climate. Credit risk is the single largest risk for the Bank's business; the Bank manages its exposure to credit risk.

The information below contains the maximum exposure to credit risk:

December 31, 2020

Maximum exposure to credit risk - Financial instruments subject to impairment
In millions of COP
	Stage 1	Stage 2	Stage 3	Total
Loans and Advances	156,253,029	18,778,668	16,378,033	191,409,730
Commercial	80,863,445	8,203,659	9,592,183	98,659,287
Consumer	33,766,023	4,599,535	2,690,381	41,055,939
Mortgage	21,676,563	3,093,690	1,188,859	25,959,112
Small Business Loans	965,822	109,655	156,598	1,232,075
Financial Leases	18,981,176	2,772,129	2,750,012	24,503,317
Off-Balance Sheet Exposures	38,980,523	859,263	320,205	40,159,991
Financial Guarantees	7,553,064	77,626	1,641	7,632,331
Loan Commitments	31,427,459	781,637	318,564	32,527,660
Loss Allowance	(3,525,671)	(3,063,121)	(10,335,484)	(16,924,276)
Total	191,707,881	16,574,810	6,362,754	214,645,445

December 31, 2019

Maximum exposure to credit risk - Financial instruments subject to impairment
In millions of COP
	Stage 1	Stage 2	Stage 3	Total
Loans and Advances	159,769,601	10,000,338	12,512,804	182,282,743
Commercial	80,068,756	4,763,023	7,936,774	92,768,553
Consumer	35,957,631	1,969,289	1,773,750	39,700,670
Mortgage	21,584,674	1,340,380	1,058,229	23,983,283
Small Business Loans	1,088,656	70,219	120,533	1,279,408
Financial Leases	21,069,884	1,857,427	1,623,518	24,550,829
Off-Balance Sheet Exposures	41,082,637	323,225	311,633	41,717,495
Financial Guarantees	5,176,418	13,603	516	5,190,537
Loan Commitments	35,906,219	309,622	311,117	36,526,958
Loss Allowance	(2,130,787)	(1,552,470)	(7,394,468)	(11,077,725)
Total	198,721,451	8,771,093	5,429,969	212,922,513

Maximum Exposure to Credit Risk - Other Financial Instruments
	Maximum Exposure		Collateral *		Net Exposure
	2020	2019	2020	2019	2020	2019
Maximum Exposure to Credit Risk
Debt instruments	29,003,922	15,614,134	(2,529,943)	(974,436)	26,473,979	14,639,698
Derivatives **	1,093,357	549,836	(136)	(63)	1,093,221	549,773
Equity	588,207	1,228,423	-	-	588,207	1,228,423
Total	30,685,486	17,392,393	(2,530,079)	(974,499)	28,155,407	16,417,894

See Notes on this table:

*     Collateral Held (-) and Collateral Pledged (+)

**   Exposure in Derivatives with base in MTM (only positive values), netting by counterparty is applied

*     Debt instruments Book value 100%

*     Equity Instruments:

-      Shares:100%

-      Investment funds: Book value 100%

Maximum exposure to credit risk of the loans and advances refers to the carrying amount at the end of the period. It does not take into account any collateral received or any other credit risk mitigates.

Maximum exposure to credit risk of financial guarantees corresponds to the total amount guaranteed at the end of the period. It does not take into account any collateral received or any other credit risk mitigates.

Maximum exposure to derivatives refers to the fair value at the end of the period, without considering any guarantee received or any other credit risk mitigates.

Maximum exposure to credit risk of debt instruments and equity securities refers to the carrying amount at the end of the period without considering any guarantee received.

a.     Credit Risk Management - Loans and Advances

Credit risk management during 2020 was focused to allow our customers respond to the economic effects caused by the spread of Covid-19. This situation characterized by extraordinary decisions of governments, behaviors of markets, customers and general population, arisen new strategies and policies to avoid impairment and maintain the portfolio quality.

Among the main actions that Bancolombia adopted, the following stand out:

•	Financial Relief in some products for Personal segment customers.
•	Reliefs tailored for SME, Business and Corporate segments customers.
•	Structured analysis groups for the design of credit risk management strategies in customers with a high-risk level.
•	Analysis and manage of the portfolio focused on most affected sectors.
•	Relevance of behavior in our customers transactions for credit risk management.
•	New ways of portfolio segmentation based on typical risk characteristics of the current situation.
•	Origination processes were intervened, adapting them to market and customers changes.
•	Design of recovery strategies based on portfolio segmentation methodologies.

Likewise, modifications were made to some credit policies associated mainly with origination processes, use of credit limits, monitoring, extension mechanisms, sectoral analysis, restructuring, and recovery for clients affected by Covid-19 context, developing temporary measures and others permanently, always considering regulatory framework and risk appetite defined by Bancolombia Group and determining appropriate mitigating actions.

As usual, Grupo Bancolombia actively responds to regulatory challenges; during 2020, precisely the group had to face the implementation of financial relief strategies established by each government of the markets where we have presence. For Colombia, the measures of circular 022 were adopted, developing the debtor support program (PAD), which facilitated solutions of capital installments deferments, changes in the amortization plan and structured solutions for customers with credit difficulties; Similarly, at the end of 2020, the government ordered by the circular 039 extending the term of facilities disposed in circular 022 until June 2021.

In Panama, we adopted the measures defined by the local Superintendence of Banks, highlighting Agreement No. 2 -2020 of March 16 and its subsequent modifications made during the year up to Agreement No. 13-2020. Those regulations established additional measures, exceptional and temporary conditions modifying original ones for commercial and consumer loans in order to provide financial relief to customers whose payment capacity was affected by the effects of COVID-19, extending term facilities until June 2021.

For El Salvador, the Central Reserve Bank set temporary norms and standards in force initially from March 19 to September 15, 2020 and then extended until March 13, 2021. Those norms empowered local banks to define extraordinary policies and measures in order to bring financial reliefs for customers affected by Covid-19.

Finally, Guatemala adopted the Resolution JM-32-2020 and Resolution JM-63-2020, in force until December 31, 2020, allowing the bank to modify loans terms and interest rates for customers affected by Covid-19.

At the end of December 2020, Bancolombia Group continues offering financial reliefs, according to each local normative. Likewise, the bank permanently supervises its credit portfolio considering and tracking past and new financial reliefs

The active financial relief Portfolio is classified as follows:

December 31, 2020

In millions of COP
	# financial obligations	Amount	ECL
Stage 1	479,512	17,866,538	724,148
Stage 2	220,256	9,782,256	1,458,818
Stage 3	77,986	2,277,165	1,330,512
Total Loans and Advances	777,754	29,925,959	3,513,478

June 30, 2020

In millions of COP
	# financial obligations	Amount	ECL
Stage 1	4,085,096	79,699,206	1,913,730
Stage 2	234,647	8,318,526	1,131,624
Stage 3	148,835	2,366,689	1,467,867
Total Loans and Advances	4,468,578	90,384,421	4,513,221

The following table shows the 30-day past due loan ratio on portfolio loans that had COVID19 financial reliefs and at December 2020 were ended:

December 31, 2020

In millions of COP
	Commercial and financial leases	Consumer	Mortgage	Small business loan	Total
Total Loans and Advances	123,162,604	41,055,939	25,959,112	1,232,075	191,409,730
Total Past-due	6,036,849	2,774,345	1,482,245	173,562	10,467,001
Past-due of customer with not current financial reliefs	686,532	1,886,479	362,339	60,420	2,995,770
% Past-due with not current reliefs	11%	68%	24%	35%	29%

Risk management during the credit life cycle is developed through the fulfillment of the policies, procedures and methodologies stipulated in the Credit Risk Administration System, in accordance with the strategy approved by the Board of Directors for monitoring and controlling credit risk.

The Credit Risk Administration System also contains the general criteria to evaluate, classify, measure and mitigate credit risk. In addition, the credit risk department has developed methodologies and manuals that specify the policies and procedures for different products and segments managed by the Bank

To maintain credit quality and manage the risk arising from its lending activities, the Bank has established general loan policies, including the following:

•

Credit exposure limits: It contains guidelines with regards to the establishment of credit exposure limits. It is set in fulfillment of legal requirements and according to the Bank’s internal guidelines.

•

Origination policies: These policies aim to acquire ample and sufficient knowledge of the characteristics of potential borrowers and to select them properly. The riskiness of the borrowers is determined using credit rating models. These models use information such as the credit history of the borrower, sociodemographic particularities, the type of business the borrower engages in, the borrower’s ability to repay the loan, and information received from the credit risk bureaus. In addition, sectorial and macroeconomic behavior will be look at.loan applications, depending on their amount and risk level, are presented for approval at the level of management authority required.

•

Collaterals policies:  For the purpose of mitigating risk associated with non-fulfillment of obligations agreed upon by the borrower, the Bank has established policies for the valuation of collateral received as well as for the determination of the maximum loan amount that can be granted against the value of the collateral.

•

Allowance policies: The objective of this policy is to fulfil legal requirements and the Bank’s business policies. In addition, this policy is meant to provide the guidelines to perform client’s status analysis and take the necessary actions in order to mitigate credit risk the Bank is exposed to. For further information please see Note 2.

•

Monitoring policies: Contains various monitoring procedures, portfolio reports and policies for the purpose of overseeing, in an adequate and timely manner, the evolution of credit risk. These procedures include a continuous process of classification and reassessment of credit operations and they maintain consistency with the policies implemented for granting loans.

•

Portfolio recovery policies: Through the definition of these policies, the Bank aims to establish those mechanisms that allow it to anticipate the action to be taken in the event of possible delays and minimize the impact resulting from non-fulfillment of payment or delays by the borrower. Additionally, the aspects established in this policy delimit what the Bank has defined as collection management and that make it possible to obtain information to improve the origination policies and the allowances for loans and advances and lease losses models.

Management of credit risk is carried out in all the credit life cycle. These processes are defined in the following way:

•	Origination: Knowing the borrower, payment capacity analysis, payment behavior and credit approval and structure.
•	Monitoring: Knowing the borrower’s situation during the life of the credit.
•	Recovery: Collection management during the different stages of the same credit.

In order to support the credit origination processes, the Bank develops scoring and rating models based on statistical information or criteria from experts, which differentiate the risk levels of potential borrowers in order to support the decision-making process.

The Risk Corporate Vice Presidency is in charge of defining and documenting the specific characteristics of the models being utilized, as well as the parameters, variables to use in each case and the cut-off points that are applied per situation in the process of issuing credit. On an annual basis at the minimum, the Risk Corporate Vice Presidency must perform backtesting of the scoring and rating models used in the granting process in order to evaluate their effectiveness. Additionally, on a periodically basis, the entire credit portfolio will be rated considering the established internal models for the purpose of evaluating the credit risk of each borrower and constitute the required allowance for loans and advances and lease losses.

In addition to the evaluation and qualification of the portfolio, the monthly allowance for loans and advances and lease losses serves to measure the present condition of the portfolio and the methodologies used for its calculation serve as a tool to evaluate risk, be it in a collective or individual manner. Collective evaluation of the portfolio applies the following parameters for measuring risk: probability of default (PD), loss given default (LGD) and exposure at default (EAD). For further details please see Note 2 Significant Accounting Policies, section 7.4.5 Impairment of financial assets at amortized cost.

For the evaluation of individual risk, parameters such as recovery rates estimated by score sheets that include financial, behavioral information, collaterals and qualitative variables, serve as elements for measuring risk and defining an allowance for loans and advances and lease losses for that borrower.

Annual backtesting must be performed on the allowances for loans and advances and lease losses models for the purpose of maintaining suitable hedge levels in accordance with the Bank’s risk appetite.

The Bank is continuously monitoring the concentration of the risk groups, as well as carrying out a daily control of the exposure to different economic groups, evaluating the legal limits of indebtedness in order to fulfill the norms established about the concentration limits.

The Bank performs international references determined by the rankings of external risks that allow the analysis of concentration levels in different geographic areas. On the other hand, at the legal level, the Bank is governed by the concepts and methodologies established by the external norms regarding the construction, administration and control of the concentration of economic groups.

The following classifications are established for the analysis of concentration:

•	By country: Based on the country that the loans were originated.
•	By sector: According to the sectorial sub-segmentation defined by the Bank based mainly on the code CIIU[1].
•	By categories: According to the portfolio category of each agreement (commercial, financial leases, consumer loans, small business loans and mortgages).
•	By economic group: According to the characteristics of economic groups as established by regulations.
•	By maturity: According with the remaining term to loan maturity.
•	By past due days: This concentration evaluates loans that are more than one month overdue.

1 CIIU: International Standard Industrial Classification of All Economic Activities.

b.     Credit Quality Analysis - Loans and Financial Leases

Bancolombia Group proactively monitors and manages thoughtfully its customers credit risk. Due to COVID19 context, the Group has reinforced extraordinary sessions of risk analysis and diagnosis, increasing frequency of customers reviews to identify early warnings. As a result, the watch list portfolio has increased during 2020.

Rating System for Credit Risk Management

Its principal aim is to determine the risk profile of the borrower, which is obtained through a rating.

The rating for corporate loans is assigned principally based on the analysis of the interrelation of both qualitative and quantitative elements that can affect the fulfillment of the financial commitments acquired by a borrower. They take information on the financial statements, profit and loss statement, historical payment behavior both with the Bank and with other entities, and qualitative information on variables that are not explicit in the financial statements. The rating model is applied at the origination of the loan and is updated by a central qualification office to undertake a periodical evaluation of the loan portfolio, during the months of May and November each year. In 2019, a new rating model for SME portfolio in Colombia was implemented, using a random forest methodology, these are mathematical models which allows to use a greater number of variables related to the client, and have more precise rating consistent with the level of risk. These methodologies have a fundamental role in the evaluation and monitoring of credit risk.

In the case of a retail customer, granting and behavior scoring models are used in order to identify the level of risk associated with the borrower. These models include information such as personal details, financial information, historical behavior, the total number of credit products and external information from credit bureaus. In 2019, a new rating system for the consumer portfolio in Colombia and Panama was implemented, using Random Forest methodology, these are mathematical models which allows to use a greater number of variables related to the client, and have more precise rating consistent with the level of risk. These methodologies have a fundamental role in the evaluation and monitoring of credit risk.

Bancolombia Group reviewed and complemented its rating and score models with qualitative and quantitative data, to recognize temporary and atypical credit effects of COVID19, enhancing their customer risk profiles.

Description of Loans and Financial Leases

In order to evaluate and manage credit risk, the credits and financial leasing operations have been classified as:

•      Commercial and Financial Leases:

Loans granted to individuals or companies in order to carry out organized economic activities and are not classified as small business loans.

The borrowers in this portfolio are mainly made up of companies, segmented in homogenous groups that are constituted according to size, annual sales or main activity. The following variables are part of this classification:

Segment	Incomes/Sales
Corporate	Companies with annual sales >= COP 100,000 M. Banistmo places borrowers with annual sales >= USD 10 M. Banco Agrícola and BAM place borrowers with annual sales >= USD 25 M.
Business

Companies with annual sales > = COP 13,000 M and < COP 100,000 M. For Banco Agrícola, borrowers with annual sales >= USD 5 M and < USD 25 M. For BAM, borrowers with annual sales >= USD 2 M and < USD 25  M

Business Construction

Constructors who dedicate themselves professionally to the construction of buildings to be sold or rented as their main activity, with annual sales >= COP 20,000 M and <= COP 45,000 M. They must have more than 3 projects executed as previous experience.

Corporate Construction

Constructors who dedicate themselves to the construction of buildings to be sold or rented as their main activity, with annual sales > COP 45,000 M. They must have more than 3 projects executed as previous experience.

SME Construction

Constructors who dedicate themselves professionally to the construction of buildings to be sold or rented as their main activity with annual sales >= COP 380 M and <= COP 20,000 M. They must have more than 3 projects executed as previous experience.

Institutional Financing	Financial sector institutions.
Government	Municipalities, districts, departments with their respective decentralized organizations and entities at the national level with incomes >= COP 20,000 M.
SME

Annual sales < COP 13,000 M, with a classification between small, medium, large and plus except for Banistmo which places borrowers < USD 10 M in annual sales. For Banco Agrícola, borrowers with annual sales < USD 5 M and BAM, borrowers with annual sales < USD 2 M.

•      Consumer:

Loans and advances, regardless of amount, granted to individuals for the purchase of consumer goods or to pay for non-commercial or business services.

These loans are classified as follows:

Classification
Vehicles	Credits granted for the acquisition of vehicles. The vehicle financed is used as collateral for the loan.
Credit cards	Revolving credit limits for the acquisition of consumer goods, utilized by means of a plastic card.
Payroll loans	It is a credit line attached to an authorized individual payroll amount.
Other loans	Loans granted for the acquisition of consumer goods other than vehicles and Payroll loans Credit cards are not included in this segment.

The counterparties in this portfolio are mainly individuals, segmented in homogenous groups, which are formed according to their size, which is calculated by their monthly income.

•      Mortgage:

These are loans, regardless of amount, granted to individuals for the purchase of a new or used house, commercial real estate or to build a home. These loans include loans denominated in local units or local currency that are guaranteed by a senior mortgage on the property and that are financed with a total repayment term of 5 to 30 years.

The counterparties in the mortgage portfolio are mainly made up of individuals segmented in homogenous groups, which are formed according to their size, which is calculated by their monthly income.

•      Small Business Loans:

These are issued for the purpose of encouraging the activities of small business and are subject to the following requirements: their indebtedness with all entities cannot exceed 120 minimum wages (excluding mortgage obligations for housing financing); (ii) the staff must not exceed 10 employees; (iii) the client's total assets, excluding mortgage assets, are less than 500 minimum wages. For the classification of those small business that present combinations of number of employees parameters and total assets different from those indicated, the determining factor will be that of total assets.

The borrowers in this portfolio are mainly individuals, segmented in homogenous groups, which are formed according to their commercial size, which is calculated by their monthly income.

Analysis of the behavior and impairment of the loan portfolio and financial lease operations

As of December 31, 2020, Bank’s total loan portfolio valued in Colombian pesos registered an increase of 5.01% compared to December 2019, driven by a growth mainly Bancolombia’ s Corporate portfolio in the first and fourth quarter, besides devaluation of the Colombian peso against the U.S. dollar, increasing the equivalent value in pesos of Group´s foreign currency portfolio. The 30-day past due loan ratio (consolidated) stood at 5.47% in December 2020 compared to 4.63% in December 2019, driven by an adverse impact on customers financial situation due to COVID19 effects.

•	Commercial loans and finance lease amounted to COP 123,163 billion, which represented an increase of 4.98% with respect to 2019. Its 30-day past due loan ratio was 4.90%.
•	Consumer loans stood at COP 41,056 billion, which represented an increase of 3.41% with respect to 2019. Its 30-day past due loan ratio was 6.76%.
•	Mortgage loans came to COP 25,959 billion, which represented an increase of 8.24% with respect to 2019. Its 30-day past due loan ratio was 5.71%.
•	Small Business loans ended at COP 1,232 billion, which represented a decrease of 3.70% with respect to 2019. Its 30-day past due loan ratio was 14.09%.

In order to monitor credit risk associated with clients, the Bank has established regular meetings conducted by a committee to identify events that can lead to a reduction in borrowers’ ability to pay. Generally, clients with good credit behavior could be included in the watch list in case of detecting any event that can lead to future financial difficulties to repay their loans; for instance, internal factors such as the economic activity, financial weakness, impacts of macroeconomic conditions, changes in corporate governance and other situations that could affect clients’ business. The amount and allowance of clients included in the described watch list, as of December 31, 2019 and December 2020 is shown below.

December 2020:

Watch List december 31, 2020
Million COP
Risk Level	Amount	%	Allowance
Level 1 – Low Risk	18,297,145	1.86%	340,643
Level 2 – Medium Risk	8,271,558	7.10%	587,281
Level 3 and 4 – High Risk	10,448,684	58.66%	6,128,756
Total	37,017,387	19.06%	7,056,680

December 2019:

Watch List december 31, 2019
Million COP
Risk Level	Amount	%	Allowance
Level 1 – Low Risk	8,781,473	1.38%	120,933
Level 2 – Medium Risk	3,908,092	5.78%	225,881
Level 3 and 4 – High Risk	7,506,932	51.33%	3,853,653
Total	20,196,497	20.80%	4,200,467

Loans and Financial Leases Collateral

The Bank obtains collateral for loans and leases in order to mitigate credit risk by foreclosing the collateral when the borrower cannot fully repaid the loan or lease. Collateral is considered in the determination of the allowance for loans and advances and lease losses when it complies with the following conditions:

•	Its fair value was established according to technical and objective criteria.
•	The Bank is granted a preference or an improved right to obtain the payment of the obligation, becoming an effective collateral.
•	Its performance is reasonably possible.
•	It is a payment source that attends to the credit as per the requirement of the Bank.

The Bank has defined the criteria for the collateral enforceability, which are established according to the classification of loan portfolio. In addition, the Bank has set guidelines to value collaterals and the frequency of such valuations, as well as those guidelines related to the legalization, registry and maintenance of the collateral. Likewise, the Bank has defined the criteria for insurability, custody and the necessary procedures for their cancellation.

The update of the fair value of mortgages and vehicles collaterals for the loan portfolio is made between one and three years of agreement with the policy. The methodology used to estimate the fair value of the properties is applied by external and independent entities. Updating the fair value of the vehicles is done through guides and valid values commonly used as reference to set the value of a vehicle. The fair value of real state and vehicles are classified in levels 2 and 3 depending on the observability and significance of the inputs used in the valuation techniques according to the hierarchy established by IFRS 13.

During the reporting period, the Group’s collateral policies have not changed significantly in relation to the way collateral is held and its overall quality.

The following table shows loans and financial leases, classified in commercial, consumer, mortgage, financial leases and small business loans, and disaggregated by type of collateral:

December 31, 2020
Amount Covered by Collateral
In Millions of COP
				Financial	Small
Nature of the Collateral	Commercial	Consumer	Mortgage	Leasing	Business	Total
Real Estate and Residential	20,197,850	1,625,193	23,877,715	-	239,737	45,940,495
Goods Given in Real Estate Leasing	-	-	220	14,946,258	-	14,946,478
Goods Given in Leasing Other Than Real Estate	-	-	-	5,647,128	-	5,647,128
Stand by Letters of Credit	533,921	202	-	-	-	534,123
Security Deposits	257,602	328,212	-	-	34,950	620,764
Guarantee Fund	4,894,425	5,796	-	100,402	355,760	5,356,383
Sovereign of the Nation	-	-	-	-	-	-
Collection Rights	4,323,241	36,910	-	-	742	4,360,893
Other Collateral (Pledges)	2,775,786	5,131,570	41,429	133	4,399	7,953,317
Without Guarantee (Uncovered Balance)	65,676,462	33,928,056	2,039,748	3,809,396	596,487	106,050,149
Total loans and financial leases	98,659,287	41,055,939	25,959,112	24,503,317	1,232,075	191,409,730

December 31, 2019
Amount Covered by Collateral
In Millions of COP
				Financial	Small
Nature of the Collateral	Commercial	Consumer	Mortgage	Leasing	Business	Total
Real Estate and Residential	19,830,740	1,699,574	22,327,716	41	249,413	44,107,484
Goods Given in Real Estate Leasing	-	-	227	13,711,181	-	13,711,408
Goods Given in Leasing Other Than Real Estate	-	-	-	6,155,570	-	6,155,570
Stand by Letters of Credit	756,421	151	-	-	-	756,572
Security Deposits	541,530	321,814	-	7,794	54,294	925,432
Guarantee Fund	2,838,386	155	-	107,149	339,660	3,285,350
Sovereign of the Nation	-	-	-	-	-	-
Collection Rights	4,430,882	43,380	-	-	990	4,475,252
Other Collateral (Pledges)	3,881,957	4,879,795	54,848	33	8,204	8,824,837
Without Guarantee (Uncovered Balance)	60,488,637	32,755,801	1,600,492	4,569,061	626,847	100,040,838
Total loans and financial leases	92,768,553	39,700,670	23,983,283	24,550,829	1,279,408	182,282,743

The Bank closely monitors financial assets that are classified in Stage 3, to the point that a specific methodology for calculating expected credit losses is applied using a sophisticated approach named “ECL model under collateral Methodology”, which considers components like the forecasts of future collateral valuations, including expected sale discounts; time to realization of collateral, cure rates, external costs of realization of collateral, among others; as a consequence of the higher likelihood that the bank will take possession of these collaterals in order to mitigate potential credit losses.

The Financial assets that are classified in Stage 3 and are evaluated under this methodology are shown below:

December 31, 2020
In Millions of COP
Classification	Amount	Allowance	Total	Fair Value of Collateral
Commercial	790,508	275,862	514,646	2,129,688
Consumer
Mortgage	181,029	26,572	154,457	220,167
Small Business Loans
Financial Leases	1,013,141	286,413	726,728	1,616,142
Total credit assets	1,984,678	588,847	1,395,831	3,965,997

* Amount Covered by Collateral is COP 1,718,172

December 31, 2019
In Millions of COP
Classification	Amount	Allowance	Total	FairValueofCollateral
Commercial	747,929	235,892	512,037	1,914,276
Consumer
Mortgage	161,605	18,269	143,336	203,229
Small Business Loans
Financial Leases	616,675	217,808	398,867	889,551
Total credit assets	1,526,209	471,969	1,054,240	3,007,056

A portion of the Bank’s financial assets originated by the mortgage and commercial business has sufficiently low ‘loan to value’ (LTV) ratios, which results in no loss allowance being recognized in accordance with The Bank’s expected credit loss model. The carrying amount of such financial assets is COP 424,883 as at 31 December 2020 and COP 285,903 as at 31 December 2019.

Foreclosed assets and other credit mitigants

Assets received in lieu of payment (foreclosed assets) are recognized on the statement of financial position when current possession of the asset takes place.

Foreclosed assets represented by immovable or movable property are received based on a commercial valuation. Foreclosed assets such as equity securities and other financial assets, are received based on market value.

During 2020 and 2019, Bancolombia Group registered non-monetary transactions related to restructured loans and returned assets which were transferred to the balance as assets held for sale, amounted to COP 508,040 and COP 508,441, respectively.

The Bank classifies foreclosed assets after acknowledgment of the exchange operation according to the intention of use, as follows:

•	Non-current assets held for sale.
•	Other marketable assets.
•	Other non-marketable assets.
•	Financial instruments (investments).
•	Inventories.
•	Premises and equipment.

Collaterals classified as non-current assets held for sale are those expected to be sold in the following 12 months. When there are market restrictions that do not allow their realization in less than 12 months and this period is extended, retroactive depreciation must be charged to results and the asset value will be reduced by the depreciation value.

c.     Risk Concentration – Loans and Advances

The analysis of credit risk concentration is done by monitoring the portfolio by groups such as: loan categories, maturity, past due days, economic sector, country and economic group, as shown here:

•      Loans concentration by category

The composition of the credit portfolio in commercial, consumer, mortgage, financial leases and small business loans categories are as follows:

Composition	December 31 2020	December 31, 2019
In millions of COP
Commercial	98,659,287	92,768,553
Corporate	51,884,404	50,108,427
SME	13,249,336	12,209,759
Others	33,525,547	30,450,367
Consumer	41,055,939	39,700,670
Credit card	7,610,590	8,079,354
Vehicle	3,929,299	3,597,969
Payroll loans	7,879,427	7,896,376
Others	21,636,623	20,126,971
Mortgage	25,959,112	23,983,283
VIS[2]	7,384,737	6,211,385
Non- VIS	18,574,375	17,771,898
Financial Leases	24,503,317	24,550,829
Small Business Loan	1,232,075	1,279,408
Loans and advances to customers and financial institutions	191,409,730	182,282,743
Allowance for loans and advances and lease losses	(16,616,043)	(10,929,395)
Total net loan and financial leases	174,793,687	171,353,348

•      Concentration of loan by maturity

The following table shows the ranges of maturity for the credit loans and financial leases, according for the remaining term for the completion of the contract of loans and financial leases:

December 31, 2020
		Between 1 and 3	Between 3 and 5	Greater Than 5
Maturity	Less Than 1 Year	Years	Years	Years	Total
In millions of COP
Commercial	28,123,513	41,771,863	28,572,265	191,646	98,659,287
Corporate	13,684,065	20,537,590	17,508,451	154,298	51,884,404
SME	3,391,411	7,109,643	2,728,364	19,918	13,249,336
Others	11,048,037	14,124,630	8,335,450	17,430	33,525,547
Consumer	765,768	20,447,636	19,167,121	675,414	41,055,939
Credit card	136,020	2,239,661	5,234,909	-	7,610,590
Vehicle	59,748	1,869,431	1,999,959	161	3,929,299
Order of payment	56,970	1,727,593	5,765,310	329,554	7,879,427
Others	513,030	14,610,951	6,166,943	345,699	21,636,623
Mortgage	50,830	722,804	8,468,455	16,717,023	25,959,112
VIS	9,161	182,405	1,599,498	5,593,673	7,384,737
Non-VIS	41,669	540,399	6,868,957	11,123,350	18,574,375
Financial Leases	1,471,148	6,626,997	13,933,395	2,471,777	24,503,317
Small business loans	215,420	792,563	223,323	769	1,232,075
Total gross loans and financial leases	30,626,679	70,361,863	70,364,559	20,056,629	191,409,730

2 VIS: Social Interest Homes, corresponds to mortgage loans granted by the financial institutions of amounts less than 135 minimum wages.

December 31, 2019
		Between 1 and 3	Between 3 and 5	Greater Than 5
Maturity	Less Than 1 Year	Years	Years	Years	Total
In millions of COP
Commercial	27,697,217	21,352,300	17,894,373	25,824,663	92,768,553
Corporate	12,377,872	9,593,705	11,229,624	16,907,226	50,108,427
SME	3,700,971	4,384,119	2,440,766	1,683,903	12,209,759
Others	11,618,374	7,374,476	4,223,983	7,233,534	30,450,367
Consumer	897,630	5,275,564	22,018,610	11,508,866	39,700,670
Credit card	160,807	334,486	7,358,630	225,431	8,079,354
Vehicle	66,581	573,874	1,439,037	1,518,477	3,597,969
Payroll loans	55,448	530,242	1,279,371	6,031,315	7,896,376
Others	614,794	3,836,962	11,941,572	3,733,643	20,126,971
Mortgage	48,937	197,468	512,509	23,224,369	23,983,283
VIS	9,672	55,493	134,784	6,011,436	6,211,385
Non-VIS	39,265	141,975	377,725	17,212,933	17,771,898
Financial Leases	3,052,472	2,993,125	4,206,767	14,298,465	24,550,829
Small business loans	248,210	586,448	251,530	193,220	1,279,408
Total gross loans and financial leases	31,944,466	30,404,905	44,883,789	75,049,583	182,282,743

•      Concentration by past due days

The following table shows the loans and financial leases according to past due days. Loans or financial leases are considered past due if it is more than one month overdue (i.e. 31 days):

December 31, 2020
Past-due
					More Than 360
Period	0 - 30 Days	31 - 90 Days	91 - 120 Days	121 - 360 Days	Days	Total
In millions of COP
Commercial	93,964,499	442,168	380,250	940,604	2,931,766	98,659,287
Consumer	38,281,594	1,186,264	360,392	1,041,383	186,306	41,055,939
Mortgage	24,476,867	343,553	60,578	233,077	845,037	25,959,112
Financial Leases	23,161,256	161,373	56,704	601,506	522,478	24,503,317
Small Business Loan	1,058,513	44,729	14,062	66,913	47,858	1,232,075
Total	180,942,729	2,178,087	871,986	2,883,483	4,533,445	191,409,730

December 31, 2019
Past-due
					More Than 360
Period	0 - 30 Days	31 - 90 Days	91 - 120 Days	121 - 360 Days	Days	Total
In millions of COP
Commercial	89,172,106	464,573	542,233	937,931	1,651,710	92,768,553
Consumer	37,661,558	873,583	282,165	742,197	141,167	39,700,670
Mortgage	22,205,284	647,059	136,005	333,204	661,731	23,983,283
Financial Leases	23,678,408	321,232	52,548	207,619	291,022	24,550,829
Small Business Loan	1,122,737	50,740	14,596	56,939	34,396	1,279,408
Total	173,840,093	2,357,187	1,027,547	2,277,890	2,780,026	182,282,743

•      Concentration of loans by economic sector

The following table contains the detail of the portfolio of loans and financial leases by main economic activity of the borrower:

December 31, 2020
	Loans and advances
Economic sector	Local	Foreign	Total
	In millions of COP
Agriculture	4,045,683	1,913,513	5,959,196
Petroleum and Mining Products	533,665	88,598	622,263
Food, Beverages and Tobacco	7,217,056	420,145	7,637,201
Chemical Production	3,612,279	68,406	3,680,685
Government	5,584,177	82,377	5,666,554
Construction	13,885,112	6,387,823	20,272,935
Commerce and Tourism	18,290,824	8,413,363	26,704,187
Transport and Communications	8,511,251	437,685	8,948,936
Public Services	5,444,056	1,154,961	6,599,017
Consumer Services	43,873,694	24,899,809	68,773,503
Commercial Services	18,808,277	7,160,887	25,969,164
Other Industries and Manufactured Products	6,641,593	3,934,496	10,576,089
Total	136,447,667	54,962,063	191,409,730

December 31, 2019
	Loans and advances
Economic sector	Local	Foreign	Total
	In millions of COP
Agriculture	3,931,913	1,948,089	5,880,002
Petroleum and Mining Products	923,375	148,222	1,071,597
Food, Beverages and Tobacco	6,107,103	629,948	6,737,051
Chemical Production	3,383,655	62,995	3,446,650
Government	5,626,186	1,897	5,628,083
Construction	14,526,616	6,221,753	20,748,369
Commerce and Tourism	17,601,979	8,873,330	26,475,309
Transport and Communications	7,703,609	524,847	8,228,456
Public Services	5,492,806	1,326,236	6,819,042
Consumer Services	42,466,786	22,647,495	65,114,281
Commercial Services	16,630,762	4,120,883	20,751,645
Other Industries and Manufactured Products	6,457,499	4,924,759	11,382,258
Total	130,852,289	51,430,454	182,282,743

•      Credit concentration by country

The following table shows the concentration of the loans and financial leases by country. Loans are presented based on the country in wich they were originated:

December 31, 2020
			Allowance for loans and
Country	Loans and advances	% Participation	advances and lease losses	% Participation
Colombia	134,068,265	70.04%	(13,089,744)	78.78%
Panama	32,468,343	16.96%	(1,847,754)	11.12%
El Salvador	11,665,440	6.09%	(729,275)	4.39%
Puerto Rico	886,069	0.46%	(48,596)	0.29%
Guatemala	12,314,524	6.44%	(900,125)	5.42%
Other Countries	7,089	0.01%	(549)	0.00%
Total	191,409,730	100.00%	(16,616,043)	100.00%

December 31, 2019
			Allowance for loans and
Country	Loans and advances	% Participation	advances and lease losses	% Participation
Colombia	127,875,541	70.15%	(8,678,279)	79.40%
Panama	30,783,359	16.89%	(1,084,303)	9.92%
El Salvador	11,456,280	6.28%	(445,609)	4.08%
Puerto Rico	771,135	0.42%	(30,680)	0.28%
Guatemala	11,385,421	6.25%	(689,839)	6.31%
Other countries	11,007	0.01%	(685)	0.01%
Total	182,282,743	100.00%	(10,929,395)	100.00%

•      Credit concentration by economic group

As of December 31, 2020 and 2019, concentration of the 20 largest economic groups amounted to COP 22,281 billion and  COP 20,272 billion, respectively. This exposure corresponds to all credit active operations of these groups.

d.     Credit quality – Loans and Advances

The following table shows information about credit quality of the borrower:

December 31 2020
Classification	Stage 1	Stage 2	Stage 3	Total
	In millions of COP
Commercial	80,863,445	8,203,659	9,592,183	98,659,287
Consumer	33,766,023	4,599,535	2,690,381	41,055,939
Mortgage	21,676,563	3,093,690	1,188,859	25,959,112
Small Business Loans	965,822	109,655	156,598	1,232,075
Financial Leases	18,981,176	2,772,129	2,750,012	24,503,317
Loans and Advances	156,253,029	18,778,668	16,378,033	191,409,730

December 31 2019
Classification	Stage 1	Stage 2	Stage 3	Total
	In millions of COP
Commercial	80,068,756	4,763,023	7,936,774	92,768,553
Consumer	35,957,631	1,969,289	1,773,750	39,700,670
Mortgage	21,584,674	1,340,380	1,058,229	23,983,283
Small Business Loans	1,088,656	70,219	120,533	1,279,408
Financial Leases	21,069,884	1,857,427	1,623,518	24,550,829
Loans and Advances	159,769,601	10,000,338	12,512,804	182,282,743

In order to determine the expected credit loss, the Bank considers the economic conditions and performance of the borrower’s industry, the analysis of payments behavior, events that could negatively affect the borrower’s ability to pay, among others factors.

The expected credit loss is determined either by a collective or individual evaluation according to the amount and characteristics of the loan. For further details please see Note 2 Significant Accounting Policies, section 7.4.5 Impairment of financial assets at amortized cost or at fair value through other comprehensive income “FVOCI”.

Impairment loan portfolio analyzed by individual evaluation at COP 7.6 billion, which represented 4.0% of the total portfolio of the Bank.

The table below shows Stage 3 loans and advances according to their type of evaluation:

December 31 2020
Impairment	Individual Evaluation		Collective Evaluation
	Carrying Amount	ECL	Carrying Amount	ECL
In millions of COP
Commercial	6,050,143	3,090,340	3,542,040	2,609,212
Consumer	-	-	2,690,381	2,351,691
Mortgage	-	-	1,188,859	639,875
Financial Leases	1,543,691	1,053,567	1,206,321	427,945
Small Business Loan	-	-	156,598	122,353
Total	7,593,834	4,143,907	8,784,199	6,151,076

December 31 2019
Impairment	Individual Evaluation		Collective Evaluation
	Carrying Amount	ECL	Carrying Amount	ECL
In millions of COP
Commercial	5,163,304	2,442,820	2,773,470	1,961,268
Consumer	-	-	1,773,750	1,579,758
Mortgage	-	-	1,058,229	578,593
Financial Leases	841,175	409,721	782,343	337,830
Small Business Loan	-	-	120,533	84,445
Total	6,004,479	2,852,541	6,508,325	4,541,894

Sensitivity analysis

The variables with the greatest influence for each country on the expected credit loss (ECL) assessment for the loan portfolio and financial leasing are:

Colombia

▪	GDP growth: due to the impact on the performance of companies and the valuation of collaterals;
▪	Fiscal Budget Balance: due to its significant impact on the companies’ probability of default (PD).

Panama

▪	GDP growth: due to the impact on the performance of companies and the valuation of collaterals;
▪	Inflation: due to its significant impact on the companies’ repayment capacity and their probability of default (PD).

El Salvador

▪	GDP growth: due to the impact on the performance of companies and the valuation of collaterals;
▪	Current account deficit: due to its significant impact on the companies’ probability of default (PD).

Guatemala

▪	GDP growth: due to the impact on the performance of companies and the valuation of collaterals;
▪	Interest rates: because of its direct impact on the obligations’ repayment.

The change in the expected credit losses (ECL) at 31 of December 2020, as a result of a possible positive or negative 1% change in those variables were assessed based on the assumptions used to calculate the ECL for each of the scenarios: base, optimistic and pessimistic, as following:

		Fiscal Budget Balance – Current account deficit – Inflation – Interest Rate
		In Millions of COP
		[+1%]	Unchanged	[-1%]
	[+1%]	(121,963)	(91,048)	(46,105)

GDP Growth	Unchanged	(30,915)	-	44,943

	[-1%]	90,133	121,048	165,991

Additionally, the Bank has estimated the impact on the expected credit loss (ECL) assigning a weight of 100% to the optimistic, base and pessimistic scenarios respectively. As a result of this, a decrease in the expected credit losses of  COP 1,268,499 is observed for the optimistic scenario, a decrease in the expected credit losses of  COP 533,015 is observed for the base scenario whereas an increase in the expected losses of COP 1,827,059 was observed for the pessimistic scenario.

e.     Credit Risk Management – Other Financial Instruments:

Each one of the positions that make up the portfolio complies with the policies and limits that seek to diminish credit risk exposure. Those policies are, among others:

•

Term Limits: Each borrower is evaluated by the Risk Committee, in which the result of the authorized model for this type of borrower is reviewed (quantitative and qualitative variables), which allows the Committee to establish the maximum term for which the Bank wishes to have exposure.

•

Credit Limits: Limits approved under the model and with authorization from the Risk Committee, as well as the exposure, are monitored in line or batch, in such a way that the presentation of excesses is mitigated.

•	Counterparty Limits: These limits, derived from the credit limits or from allocation models and are verified by the Front Office prior to the close of operations.
•

Master Agreement: These bilateral agreements describe the handling of operations between the counterparties in accordance with good international practices and that limit the legal and financial risk under the occurrence of events of default (failure to pay or delivery). Mitigation mechanisms, procedures to be carried out in the case of this events of default, special conditions by type of operation and that are applied to OTC derivatives, Repos and other securities financing transactions, are all agreed upon.

•

Margin Agreements: For OTC derivatives operations and other securities financing transactions, agreements that regulate the administration of guarantees, haircuts, adjustment periods, minimum transfer amounts, etc., and that limit risk for a period of time (one day, one week, etc.), are established for counterparties involved in the operation.

•	Counterparty Alerts: There are financial, qualitative and market indicators that allow the Bank to establish damages to the credit quality of an issuer or counterparty.

f.     Credit Quality Analysis - Other Financial Instruments:

In order to evaluate the credit quality of a counterparty or issuer (to determine a risk level or profile), the Bank relies on two rating systems: an external one and an internal one, both of which allow to identify a degree of risk differentiated by segment and country and to apply the policies that have been established for issuers or counterparties with different levels of risk, in order to limit the impact on liquidity and/or the income statement of the Bank.

External credit rating system is divided by the type of rating applied to each instrument or counterparty; in this way the geographic location, the term and the type of instrument allow the assignment of a rating according to the methodology that each examining agency uses.

Internal credit rating system: The “ratings or risk profiles” scale is created with a range of levels that go from low exposure to high exposure (this can be reported in numerical or alphanumerical scales), where the rating model is sustained by the implementation and analysis of qualitative and quantitative variables at sector level, which according to the relative analysis of each variable, determine credit quality; in this way the internal credit rating system aims to establish adequate margin in decision-making regarding the management of financial instruments.

Credit Quality Analysis of the Group

	Debt instruments		Equity		Derivatives(1)
	2020	2019	2020	2019	2020	2019
Maximum Exposure to Credit Risk
Low Risk	25,567,960	13,738,560	274,916	320,034	1,078,261	527,427
Medium Risk	2,092,898	1,390,984	1,590	8,655	3,380	2,910
High Risk	1,343,064	463,305	5,767	637	1,207	755
Without Rating	-	21,285	305,934	899,097	10,509	18,744
Total	29,003,922	15,614,134	588,207	1,228,423	1,093,357	549,836
(1)	For derivatives transactions counterparty risk is disclosed as long as the valuation is positive. Therefore, the value described here differs from the book value.

In accordance with the criteria and considerations specified in the internal rating allocation and external credit rating systems methodologies, the following schemes of relation can be established, according to credit quality given to each one of the qualification scales:

Low Risk: All investment grade positions (from AAA to BBB-), as well as those issuers that according to the information available (financial statements, relevant information, external ratings, CDS, among others) reflect adequate credit quality.

Medium Risk: All speculative grade positions (from BB+ to BB-), as well as those issuers that according to the available information (Financial statements, relevant information, external qualifications, CDS, among others) reflect weaknesses that could affect their financial situation in the medium term.

High Risk: All positions of speculative grade (from B+ to D), as well as those issuers that according to the information available (Financial statements, relevant information, external qualifications, CDS, among others) reflect a high probability of default of financial obligations or that already have failed to fulfill them.

•      Financial credit quality of other financial instruments that are not in default nor impaired in value

Debt instruments: 100% of the debt instruments are not in default.

Equity: The positions do not represent significant risks.

Derivatives: 99.85% of the credit exposure does not present incidences of material default. The remaining percentage corresponds to default events at the end of the period.

•      Maximum exposure level to the credit risk given for:

	Maximum Exposure		Collateral*		Net Exposure
	2020	2019	2020	2019	2020	2019
Maximum Exposure to Credit Risk
Debt instruments	29,003,922	15,614,134	(2,529,943)	(974,436)	26,473,979	14,639,698
Derivatives **	1,093,357	549,836	(136)	(63)	1,093,221	549,773
Equity	588,207	1,228,423	-	-	588,207	1,228,423
Total	30,685,486	17,392,393	(2,530,079)	(974,499)	28,155,407	16,417,894

See Notes on this table:

*      Collateral Held (-) and Collateral Pledged (+)

**    Exposure in Derivatives with base in MTM (only positive values), netting by counterparty is applied

*    Debt instruments Book value 100%

*    Equity Instruments:

Shares:100%

Investment funds: Book value 100%

•	Analysis of the maturity of other financial instruments past due but not impaired
-	Debt instruments: Portfolio does not present past due nor impaired assets.
-	Equity: Portfolio does not present impaired assets
-	Derivatives: The past due assets are not material.
•	The information corresponding to the individual evaluation of impairment at the end of the period for other financial instruments, is detailed as follows:

Debt instruments

	Exposure		Impairment		Final Exposure
	2020	2019	2020	2019	2020	2019
Maximum Exposure to Credit Risk
Fair Value	15,571,214	11,583,672	-	2,863	15,571,213	11,580,809
Amortized Cost	13,432,708	4,030,462	42,371	11,738	13,390,337	4,018,724
Total	29,003,922	15,614,134	42,371	14,601	28,961,550	15,599,533

Equity

	Exposure		Impairment		Final Exposure
	2020	2019	2020	2019	2020	2019
Maximum Exposure to Credit Risk
Fair Value through profit or loss	69,426	718,269	-	-	69,426	718,269
Fair Value through OCI	518,781	510,154	-	-	518,781	510,154
Total	588,207	1,228,423	-	-	588,207	1,228,423

Collateral- other financial instruments:

Level of collateral: Respect to the type of asset or operation, a collateral level is determined according to the policies defined for each product and the market where the operation is carried out.

Assets held as collateral in organized markets: The only assets that can be received as collateral are those defined by the central counterparties, the stock market where the operation is negotiated, those assets that are settled separately in different contracts or documents, which can be managed by each organization and must comply with the investment policies defined by the Bank, taking into account the credit limit for each type of asset or operation received or delivered, which collateral received are the best credit quality and liquidity.

Assets received as bilateral collateral between counterparties: The collateral accepted in international OTC derivative operations is agreed on bilaterally in the Credit Support Annex (CSA)[3] and with fulfillment in cash in dollars and managed by ClearStream. This company acts on behalf of Bancolombia for making international margin calls and providing a better management of the collateral.

3  A Credit Support Annex (CSA) provides credit protection by setting forth the rules governing the mutual posting of collateral. CSAs are used in documenting collateral arrangements between two parties that trade privately negotiated (over-the-counter) derivative securities. The trade is documented under a standard contract called a master agreement, developed by the International Swaps and Derivatives Association (ISDA).

Collateral adjustments for margin agreements: The adjustments will be determined by the criteria applied by both the external and internal regulations in effect, and at the same time, mitigation standards are maintained so that the operation fulfills the liquidity and solidity criteria for settlement. Among the main characteristics by product or market, we have:

-

With respect to the derivative operations, these are carried out daily, with threshold levels of zero for the majority of counterparties, which reduces the exposure to a term that does not exceed 10 days, according to Basel.

-

For buy-sell backs, repos and other securities financing transactions, daily monitoring is done in order to establish the need to adjust the collateral in such a way that these are applied in as little time as possible, according to the contracts or market conditions.

-

For all international counterparties, margin agreements that limit exposure to the maximum and with a daily adjustment period are celebrated. These margin agreements are celebrated under ISDA and GMRA (Global Master Repurchase Agreement)[4]  both for OTC derivatives and securities financing transactions.

-

For every local counterparty, the local framework agreement is signed (agreement developed by the industry) and the mitigating actions to apply in each operation are agreed upon, whether for margin agreements, re-couponing, early termination, among others.

-	For repos, buy-sell backs and other securities financing transactions, these are agreed upon by organized markets that in general implicate complying with haircut or additional collateral rules.
-

The central counterparty carries out daily control and monitoring processes in order to comply with the rules imposed by these organizations in such a way that we are always making daily adjustments at the demanded collateral level.

•	Level of collateral held:

	Collateral*		Main type of collateral
	2020	2019	2020	2019
Maximum Exposure to Credit Risk
Debt Securities	(2,529,943)	(974,436)	Government bonds (TES)	Government Bonds (TES) and term deposits
Derivatives	(136)	(63)	Cash	Cash
Equity	-	-
Total	(2,530,079)	(974,499)

See Notes on this table:

*      Collateral Held (-) and Collateral Pledged (+)

g.     Credit risk concentration - other financial instruments:

According to the regulations, the Bank must control on a daily basis the risk of positions of the Bank’s companies with the same issuer or counterparty stands, below the legal limits.

By the same way, the positions of the Bank are verified respect of the authorized risk levels in each country in order to guarantee the alerts and positions limits, that are considered outside of the Bank risk appetite.

4  GMRA: It is a model legal agreement designed for parties transacting repos and is published by the International Capital Market Association (ICMA), which is the body representing the bond and repo markets in Europe.

Risk exposure by economic sector and risk region

	Debt instruments		Equity		Derivative
	2020	2019	2020	2019	2020	2019
Maximum Exposure to Credit Risk
Sector Concentration
Corporate	4,731,926	3,650,072	419,236	1,060,133	527,599	242,827
Financial	1,717,723	1,119,315	87,044	145,662	546,356	262,990
Government	22,554,273	10,844,747	-	-	-	-
Funds e ETF	-	-	81,927	22,628	19,402	44,019
Total	29,003,922	15,614,134	588,207	1,228,423	1,093,357	549,836
Concentration by Region
North America	5,195,358	2,218,829	2	4,467	34,164	77,561
Latam	23,443,701	12,160,411	538,676	1,181,239	600,339	312,442
Europe	109,161	30,061	-	-	458,854	156,470
Others (Includes Funds and ETF)	255,702	1,204,833	49,529	42,717	-	3,363
Total	29,003,922	15,614,134	588,207	1,228,423	1,093,357	549,836

Risk exposure by credit rating

	Other financial instruments
	2020	2019
Maximum Exposure to Credit Risk
Sovereign Risk	9,964,881	5,446,411
AAA	9,645,217	4,848,694
AA+	1,781,437	452,253
AA	153,263	135,231
AA-	450,328	127,153
A+	803,321	1,019,863
A	676,205	69,811
A-	307,795	209,383
BBB+	659,735	1,748,221
BBB	1,424,257	186,469
BBB-	1,054,698	342,531
Other	3,447,906	1,867,247
Not rated	316,443	939,126
Total	30,685,486	17,392,393

At the end of the year, Bank’s positions are not in excess of the concentration limit, according to the applicable laws.

Effects of Covid-19

Given the emergence generated by Covid-19 and its impact on the economy, there were impacts on the local debt market explained by the following aspects: possible reduction in sovereign rating below the degree of investment warned by weakening fiscal metrics, falling oil prices, and a decline in domestic demand resulting in lower GDP growth. A reduction in the country's rating would impact investment flows, there would be a massive adjustment of international ratings of the country's companies, therefore, they would incur higher costs making their instruments less attractive.

Sectoral risk: The lengthening of quarantine measures, together with market restrictions in 2020 affected industries such as: airlines, oil and gas, hospitality and tourism, automotive, metals and mining, building materials, consumption, diverse manufacturing, housing, infrastructure, real estate, among others. Negative impacts were felt in reduced revenue and increased business leverage to meet short-term needs. In 2021, the performance of the economy is expected to continue to be conditioned on further closures by renewed outbreaks of the virus, which is why companies that do not adapt to this reality will face liquidity pressures and possible defaults on their financial obligations.

Current market uncertainty led to large resource managers holding conservative or very high-liquidity positions, resulting in reduced flow to investments by non-traditional issuers explained by high interest rates reflecting current risk, yet the debt market (public and private) showed good behavior. On the public debt side, the COLTES index achieved an annual increase of 12.27% from 288.51 on 31/12/2019 to 323.91 31/12/2020 and private debt achieved better dynamism in the second half of 2020 to end the year with an emissions value of COP 12.9 trillion.

The local stock market was affected by the Covid-19 pandemic, the COLCAP stock index as of 31/12/2020 accumulated an annual decrease of -13.51% declining from 1662.42 from 31/12/2019 to 1437.89 at the end of 2020, however, December presented a monthly variation of 14.30% increasing from 1258 units on 31/11/2020, this is explained by increased risk appetite and better negotiating volumes, which increased from April and May due to confidence in a possible Covid-19 vaccine and the stimulus provided by large economies for economic revival.

By 2020, the buyer flows of local shares, for the most part, were from foreign investors, however, this is a risk factor because it is not capital that is established in the long term within the country. This had implications for the exchange rate during the months of the start of the pandemic by the exit of investments, reversal of operations and profit-taking. The best year-end performance in the local market is due to returns in companies in cyclical sectors such as finance or infrastructure that, despite maintaining latent risks on the credit side, agents see potential for valorization.

Consumer confidence improved as of December 2020 and recorded a balance sheet of -10.4%, representing a 3.2% increase over November, explained by improvements in consumer expectations and a better willingness for households to buy durable goods. In turn, the labour market at the national level achieved improvements over the course of the year following the start of restrictions and, as of November 2020, the unemployment rate stood at 13.3%. By 2021, in the face of better employability, domestic consumption is likely to improve and boost positive financial performance in companies that are part of COLCAP

31.2 Market risk

Market risk refers to the risk of losses in the Bank’s treasury book due to changes in equity prices, interest rates, foreign-exchange rates and other indicators whose values are set in a public market. It also refers to the probability of unexpected changes in net interest income and equity economic value as a result of a change in market interest rates.

Market risk stems from the following activities at the Bank:

a)    Trading: Includes purchase - sale and positioning mainly in fixed income securities, equities, currencies and derivatives, as well as the financial services provided to customers, such as brokerage. Trading instruments are recorded in the treasury book and are managed by the Treasury Division which is also responsible for the aggregated management of exchange rate exposures arising from the banking book and treasury book.

b)    Balance sheet management: Refers to the assets and liabilities management, due to mismatches in maturities and repricing of them. The Assets Liability Management Division is responsible for the balance sheet management, preserving the stability of the financial margin and the equity economic value, maintaining adequate levels of liquidity and solvency. Non-trading instruments are recorded in the Bank’s banking book (the “Banking Book”), which includes primarily loans, time deposits, checking accounts and savings accounts.

In the Bank, the market risks are identified, measured, monitored, controlled and reported in order to support the decision-taking process for their mitigation, and to create greater shareholder value added.

The guidelines, policies and methodologies for market risks management are approved by the Board of Directors, thus guaranteeing the congruence and consistency in the risk appetite among subsidiaries. Each country has a local Market and Liquidity Risk Management Office that applies at an individual level the principles of the Bank´s Market Risks Management Strategy. The Board of Directors and senior management have formalized the policies, procedures, strategies and rules of action for market risk administration in its “Market Risk Manual”. This manual defines the roles and responsibilities within each subdivision of the Bank and their interaction to ensure adequate market risk administration.

The Bank´s Market and Liquidity Risks Management Office, responsible for monitoring and permanently controlling compliance with the limits established, is set up with clear independence from the trading and businesses units, ensuring enforcement authority. This independent control function is complemented by regular reviews conducted by the Internal Audit.

The Bank’s Market and Liquidity Risks Management Office is responsible for: (a) identifying, measuring, monitoring, and controlling the market risk inherent in the Bank’s businesses: (b) the Bank’s exposure under stress scenarios and confirming compliance with the Bank’s risk management policies: (c) designing the methodologies for valuation of the market value of certain securities and financial instruments: (d) reporting to senior management and the Board of Directors any violation of the Bank’s risk management policies: (e) reporting to the senior management on a daily basis the levels of market risk associated with the trading instruments recorded in its treasury book, and (f) proposing policies to the Board of Directors and to senior management that ensure the maintenance of predetermined risk levels. The Bank has also implemented an approval process for new products across each of its subdivisions. This process is designed to ensure that each subdivision is prepared to incorporate the new product into its procedures, that every risk is considered before the product is incorporated and that approval is obtained from the Board of Directors before the new product can be sold.

Market risks arising from trading instruments are measured at the Bank using two different Value at Risk (VaR) methodologies: the standard methodology required by the SFC, and the internal methodology of historical simulation. The standard methodology is established by “Chapter XXI of the Basic Accounting Circular”, based on the model recommended by the Amendment to the Capital Accord to Incorporate Market Risks of Basel Committee of 2005. The internal methodology of historical simulation uses a confidence level of 99%, a holding period of 10 days, and a time frame of one year or at least 250 days from the reference date of the VaR calculation is used, obtained from the reference date of calculating the VaR. The standard methodology is used to report the market risk exposure to the Financial Superintendency and is also used to measure the capital requirements for the Bank, therefore the analysis below is based on information obtain from this model.

The Bank’s VaR limits structure for trading activities, is sufficiently granular to conduct an effective control of the various types of market risk factors on which an exposure is held. It ensures that the market risk is not concentrated in certain asset classes and maximizes the portfolio diversification effect. These limits are defined by companies, products or by risk takers. The majority of the limits are based on the maximum VaR values to which a certain portfolio can be exposed, nevertheless, loss triggers, stop loss and sensitivity warning levels are also set, especially in the derivatives portfolios. The limits are approved by the Board of Directors, and set based on factors such as tolerance for losses, capital resources and market´s complexity and volatility. They are monitored daily, and their excesses or violations are reported to the Board of Directors and the Risk Committee.

Additional measurements like stress tests are done, to identify extreme unusual situations that could cause severe losses. Stress simulations include historical events and hypothetical scenarios. Back testing or model validation technics through comparison of predicted and actual loss level are applied on a regular basis to analyse and contrast the accuracy of the VaR calculation methodology in order to confirm its reliability, and make adjustments to the models if necessary.

Within the control and monitoring processes of market risks, reports are elaborated on a daily and monthly basis. They include an analysis of the most relevant risk measures and allow for monitoring the exposure levels to market risks and to the legal and internal limits established for each one of the levels of the Bank. These reports are taken as an input for the decision-taking process in the different Committees and management of the Bank.

Market Risk Management

The following section describes the market risks to which the Bank is exposed and the tools and methodologies used to measure these risks as of December 31, 2020. The Bank faces market risk as a consequence of its lending, trading and investments businesses.

The Bank uses VaR calculation to limit its exposure to the market risk of its Treasury Book. The Board of Directors is responsible for establishing the maximum VaR based on its assessment of the appropriate level of risk for Bancolombia. The Risks Committee is responsible for establishing the maximum VaR for each company and the Propietary Trading Risks Committee is responsible for establishing the maximum VaR by type of investment. These limits are supervised on a daily basis by the Market Risk Management Office.

For managing the interest rate risk from banking activities, the Bank analyses the interest rate mismatches between its interest earning assets and its interest bearing liabilities. In addition, the foreign currency exchange rate exposures arising from the banking book are provided to the Treasury Division where these positions are aggregated and managed.

a.     Measurement of market risk of trading instruments

The Bank currently measures the treasury book exposure to market risk (including OTC derivatives positions) as well as the currency risk exposure of the banking book, which is provided to the Treasury Division, using a VaR methodology established in accordance with “Chapter XXI of the Basic Accounting Circular”, issued by the SFC.

The VaR methodology established by “Chapter XXI of the Basic Accounting Circular” is based on the model recommended by the Amendment to the Capital Accord to Incorporate Market Risks of Basel Committee of 2005, which focuses on the treasury book and excludes investments classified as amortized cost which are not being given as collateral and any other investment that comprises the banking book, such as non-trading positions excluding the value of the currency the risk position stemming from investment in affiliated but not consolidated entities denominated in foreign currencies. In addition, the methodology aggregates all risks by the use of correlations, through an allocation system based on defined zones and bands, affected by given sensitivity factors.

The total market risk for the Bank is calculated by the arithmetical aggregation of the VaR calculated for each subsidiary. The aggregated VaR is reflected in the Bank’s Capital Adequacy (Solvency) ratio, in accordance with Decree 2555 de 2010.

For purposes of VaR calculations, a risk exposure category is any market variable that is able to influence potential changes in the portfolio value. Taking into account a given risk exposure, the VaR model assesses the maximum loss not exceeded, over a given period of time. The fluctuations in the portfolio’s VaR depend on volatility, modified duration and positions changes relating to the different instruments that are subject to market risk.

The relevant risk exposure categories for which VaR is computed by the Bank according to “Chapter XXI, Appendix 1 of the Basic Accounting Circular” are: (i) interest rate risks relating to local currency, foreign currency and UVR; (ii) currency risk; (iii) stock price risk, (iv) fund risk; and (v) credit default swaps risk.

•      Interest Rate Risk (Treasury Book)

The interest rate risk is the probability of decrease in the market value of the position due to fluctuations in market interest rates. The Bank calculates the interest rate risk for positions in local currency, foreign currency and UVR separately; in accordance with Chapter XXI of the Basic Accounting Circular issued by the SFC.

In the first instance, the interest rate risk exposure is determined by the sensitivity calculation for the net position of each instrument. This sensitivity is calculated as the net value market product, its corresponding modified duration and the estimated variation of interest rates. The possible variations in the interest rates are established by the SFC according to the historical behavior of these variables in the markets, and they are a function of the duration and currency, as seen in the following table.

		Modified Duration		Changes in Interest Rates (bps)
Zone	Band	Lower Limit	Upper Limit	Legal Currency	UVR	Foreign Currency
	1	0	0.08	274	274	100
Zone 1	2	0.08	0.25	268	274	100
	3	0.25	0.5	259	274	100
	4	0.5	1	233	274	100
	5	1	1.9	222	250	90
Zone 2	6	1.9	2.8	222	250	80
	7	2.8	3.6	211	220	75
	8	3.6	4.3	211	220	75
	9	4.3	5.7	172	200	70
	10	5.7	7.3	162	170	65
Zone 3	11	7.3	9.3	162	170	60
	12	9.3	10.6	162	170	60
	13	10.6	12	162	170	60
	14	12	20	162	170	60
	15	20		162	170	60

Once the sensitivity factor is calculated for each position, the modified duration is then used to classify each position within its corresponding band. A net sensitivity is then calculated for each band, by determining the difference between the sum of all long-positions and the sum of all short-positions. Then a net position is calculated for each zone (which consists of a series of bands) determined by the SFC. The final step is to make adjustments within each band, across bands and within each zone, which results in a final number that is the interest rate risk VaR by currency. Each adjustment is performed following the guidelines established by the SFC.

The Bank’s exposure to interest risk primarily arises from investments in Colombian government’s treasury bonds (TES).

•      Currency (Treasury and Banking Book), Equity (Treasury Book) and Fund (Treasury Book) Risk

The VaR model uses a sensitivity factor to calculate the probability of loss due to fluctuations in the price of stocks, funds and currencies in which the Bank maintains a position. As previously indicated, the methodology used in these financial statements to measure such risk consists of computing VaR, which is derived by multiplying the position by the maximum probable variation in the price of such positions (“∆p”). The (“∆p”). The (“∆p”) is determined by the SFC, as shown in the following table:

Currency	Sensitivity Factor
United States Dollar	12.49%
Euro	11.00%
Other currencies	13.02%
Equity and Fund Risk	14.70%

The SFC according to historical market performance establishes the interest rate’s fluctuations and the sensitivity factors for currency, equity and fund risk used in the model.

•      Total Market Risk VaR

The total market risk VaR is calculated as the algebraic sum of the interest rate risk, the currency risk, the stock price risk, fund risk and the credit default swaps risk which are calculated as the algebraic sum of the Parent Company and each of its subsidiaries’ exposure to these risks. Currently Bancolombia Group does not present exposure to credit default swaps risk.

The total market risk VaR, had a 52% reduction going from COP 1,692,516 in December 31st, 2019 to COP 811,247 as of December 31st, 2020, due by the adoption of External Circular 016 of 2020 issued by the SFC, within the calculation of the VaR excludes the value of the uncovered portion of its controlled investments abroad, from the bank book positions. The foregoing was approved by the Board of Directors of Bancolombia on May 19, 2020 and became effective as of May 31, 2020.

The following table presents the total change on market risk and every risk factor.

December 2020
In millions of COP
Factor	December 31	Average	Maximum	Minimum
Interest Rate	402,882	340,886	402,882	286283
Exchange Rate	95,926	421,716	1,344,673	54056
Share Price	98,131	99,033	130,654	89564
Collective Portfolios	214,308	214,415	218,487	208928
Total Value at Risk	811,247	1,076,050	1,974,758	673,680

December 2019
In millions of COP
Factor	December 31	Average	Maximum	Minimum
Interest Rate	359,654	325,400	409,369	242,568
Exchange Rate	1,015,874	874,432	1,055,546	496,565
Share Price	110,386	105,576	110,386	101,757
Collective Portfolios	206,602	203,676	207,503	195,944
Total Value at Risk	1,692,516	1,509,084	1,711,794	1,092,446

•      Assumptions and Limitations of VaR Models

Although VaR models represent a recognized tool for risk management, they have inherent limitations, including reliance on historical data that may not be indicative of future market conditions or trading patterns. Accordingly, VaR models should not be viewed as predictive of future results. The Bank may incur losses that could be materially in excess of the amounts indicated by the models on a particular trading day or over a period of time, and there have been instances when results have fallen outside the values generated by the Bank’s VaR models. A VaR model does not calculate the greatest possible loss. The results of these models and analysis thereof are subject to the reasonable judgment of the Bank’s risk management personnel.

b. Non-trading instruments market risk measurement

The banking book’s relevant risk exposure is interest rate risk, which is the probability of unexpected changes in net interest income as a result of a change in market interest rates. Changes in interest rates affect the Bank’s earnings because of timing differences on the repricing of the assets and liabilities. The Bank manages the interest rate risk arising from banking activities in non-trading instruments by analyzing the interest rate mismatches between its interest earning assets and its interest bearing liabilities. The foreign currency exchange rate exposures arising from the banking book are provided to the Treasury Division where these positions are aggregated and managed.

•      Interest Risk Exposure (Banking Book)

The Bank has performed a sensitivity analysis of market risk sensitive instruments estimating the impact on the net interest income of each position in the Banking Book, using a repricing model and assuming positive parallel shifts of 50 basis points (bps).

The table 1 provides information about Bancolombia’s interest rate sensitivity for the statement of financial position items comprising the Banking Book.

Table 1. Sensitivity to Interest Rate Risk of the Banking Book

The chart below provides information about Bancolombia’s interest rate risk sensitivity in local currency (COP) at December 31, 2020 and December 31, 2019:

	December 31, 2020	December 31, 2019
In millions of COP
Assets sensitivity 50 bps	379,953	377,918
Liabilities sensitivity 50 bps	199,554	200,650
Net interest income sensitivity50 bps	180,399	177,269

The chart below provides information about Bancolombia’s interest rate risk sensitivity in foreign currency (US dollars) at December 31, 2020 and December 31, 2019:

	December 31, 2020	December 31, 2019
In millions of USD
Assets sensitivity 50 bps	34,289	35,188
Liabilities sensitivity 50 bps	29,004	33,873
Net interest income sensitivity50 bps	5,285	1,315

A positive net sensitivity denotes a higher sensitivity of assets than of liabilities and implies that a rise in interest rates will positively affect the Bank´s net interest income. A negative sensitivity denotes a higher sensitivity of liabilities than of assets and implies that a rise in interest rates will negatively affect the Bank´s net interest income. In the event of a decrease in interest rates, the impacts on net interest income would be opposite to those described above.

Total Exposure:

As of December 31, 2020, the net interest income sensitivity in local currency for the banking book instruments, entered for other than trading purposes with positive parallel shifts of 50 basis points was COP 180,399. The change in the net interest income sensitivity between 2020 and 2019 is due to the increase in the sensitivity of float loans and the decreace in the sensitivity of float time deposit.

On the other hand, the net interest income sensitivity in foreign currency, assuming the same parallel shift of 50 basis points, was USD 5,285 at December 31, 2020, compared with USD 1,315 at December 31, 2019. The increase in net interest income sensitivity due to interest rate risk between 2020 and 2019 occurred due to the reduction in the sensitivity of float borrowings from other financial institutions.

Assumptions and limitations:

Net interest income sensitivity analysis is based on the repricing model and considers the following key assumptions: (a) does not consider prepayments, new operations, defaults, etc., (b); the fixed rate instruments sensitivity, includes the amounts with maturity lower than one year and assumes these will be disbursed at market interest rates and (c) changes in interest rate occur immediately and parallel in the yield curves from assets and liabilities for different maturities.

•      Structural equity risk exposure (Banking Book)

Bancolombia’s investment banking affiliate, in its role of financial corporation, holds, directly and through its affiliated companies, structural equity investments. These positions are maintained mostly in the industrial and financial sectors. The market value of those investments increased by 5% during the year, from COP 38,428 million as of December 31 st, 2019 to COP 40,502 million as of December 31 st, 2020, as a result mainly driven by the increase in the market value of the investments in Enka Shares.

The structural equity positions are exposed to equity price risk. Sensitivity calculations are made for those positions:

Table 2. Share Price Sensitivity

	December 31, 2020	December 31, 2019
Fair Value	40502	38,428
Delta	14.70%	14.70%
Sensitivity	5,954	5,649

A negative impact of 14.70%, applied to the market value, produces a decrease of COP 5,954 on the structural equity investments market value, which would decrease from COP 40,502 to COP 34,548.

•      Covid-19 effects on Market Risk

As a result of the uncertainty generated by the Covid-19 pandemic, the financial markets experienced an accelerated decline in March 2020 that generated increases in the sovereign curves of Colombia and Panama. These movements led to the activation of loss alerts in all Bancolombia's Group Treasuries, exceeding the stop loss levels in Bancolombia, Banistmo, Banco Agrícola and Valores Banistmo. Therefore, the VaR tolerance limits of the Group and of the geographies in which the Bancolombia Group is present were reviewed and adjusted, with the exception of Guatemala, in order to give the Treasury business more capacity for the attention of our clients.

The following are the maximum, minimum, average and year-end rates recorded by the TES of July 2024, the 1-year American Treasuries, and the sovereign securities of Panama maturing in 2026:

	Maximum	Minimum	Average	December 2020
TES Jul 2024	7.96%	3.28%	4.30%	3.44%
Tesoros 1Y	1.56%	0.09%	0.37%	0.10%
Panamá 2026	3.64%	1.81%	2.59%	1.84%

Below are exposed the maximum, minimum, average and year-end levels of the consumption VaR Limit of Bancolombia Group.

Consumption VaR Limit Bancolombia Group
Maximum	Minimum	Average	December 2020
273%	13%	95%	57%

The actions taken by the  central banks around the world, focused on avoiding the collapse of the financial market, reducing interest rates and injecting large amounts of liquidity into the economy through massive asset purchase programs, generated decreases in the interest rates such as IBR, DTF, Libor, main indexations of the asset and liability positions of Bancolombia Group.

The behavior of the main interest rates during 2020 are presented below:

	Maximum	Minimum	Average	December 2020
Repo Rate BR	4.25%	1.75%	2.87%	1.75%
IBR	4.26%	1.74%	2.85%	1.74%
DTF	4.66%	1.89%	3.43%	1.89%
FED Funds Rate	1.58%	0.05%	0.38%	0.09%
Libor O/N	1.58%	0.05%	0.37%	0.08%

Below are exposed the maximum, minimum, average and year-end levels of the Sensitivity to Interest Rate Risk of the Banking Book during 2020 in local currency:

Sensitivity	Maximum	Minimum	Average	December 2020
In millions of COP
Assets sensitivity 50 bps	378,700	404,803	389,148	379,953
Liabilities sensitivity 50 bps	199,554	237,315	213,315	199,554
Net interest income sensitivity50 bps	167,488	181,471	175,833	180,399

Above are exposed the maximum, minimum, average and year-end levels of the Sensitivity to Interest Rate Risk of the Banking Book during 2020 foreign currency:

Sensitivity	Maximum	Minimum	Average	December 2020
In millions of COP
Assets sensitivity 50 bps	29,599	38,322	34,887	34,289
Liabilities sensitivity 50 bps	29,004	39,981	34,225	29,004
Net interest income sensitivity50 bps	(2,302)	5,284	662	5,285

31.3        Liquidity risk

Liquidity risk is defined as the inability of a financial firm to meet its debt obligations without incurring unacceptably large losses. Thus, funding liquidity risk is the risk that a firm will not be able to meet its current and future cash flow and collateral needs, both expected and unexpected, without materially affecting its daily operations or overall financial condition. The Bank is sensitive to funding liquidity risk since debt maturity transformation is one of its key business areas.

At the Bank, liquidity prevails over any objective of growth or revenue. Managing liquidity has always been a fundamental pillar of its business strategy, together with capital, in supporting its statement of financial position.

The Bank’s liquidity management model promotes the autonomy of subsidiaries, which must be self-sufficient in their structural funding. Each subsidiary is responsible for meeting the liquidity needs of its current and future activity, within a framework of management coordination at the Bank level. The metrics used to control liquidity risk are developed based on common and homogeneous concepts, but analysis and adaptation are made by each subsidiary.

In line with best governance practices, the Bank has established a clear division of function between executing liquidity management, responsibility of the Asset and Liability Division, and their monitoring and control, responsibility of the Market and Liquidity Risks Management Office.

The different authorities of senior management define the policies and guidelines for managing liquidity risk. These authorities are the Board of Directors, the Risk Committee, and senior management of the Parent Company, which set the risk appetite and define the financial strategy. The ALCO committees (asset and liability committee) define the objective positioning of liquidity and the strategies that ensure the funding needs derived from businesses. The ALM division (Asset and liability management) and the Market and Liquidity Risks Management Office support the mentioned committees, which elaborate analysis and management proposals, and control compliance with the limits established.

Liquidity Risks Management Office is responsible for proposing the minimum amount of the liquidity reserve, the policies of the liquidity portfolio, defining premises and metrics in order to model the behaviour of the cash flows, proposing and monitoring liquidity limits in line with the Bank's risk appetite, simulating stress scenarios, evaluating and reporting the risks inherent to new products and operations; and submitting the reports required by the internal authorities for decision-making, as well as by regulators. All of the above activities are verified and evaluated by the Internal Audit.

The measures to control liquidity risk include maintaining a portfolio of highly liquid assets, and the definition of triggers and liquidity limits, which enable evaluating the level of exposure of each one of the entities in a proactive way.

The methodologies used to control liquidity risk include the liquidity gaps and stress scenarios. The liquidity gaps measure the mismatches of assets, liabilities and off-balance sheet position´s cash flows, separately for local currency and foreign currency. Regulatory metrics are also applied, in which the contractual maturities are used; and internal models in which the cash flows are adjusted by different ratios, to reflect a more accurate behaviour.

Periodically, a validation of the policies, limits, processes, methodologies and tools to evaluate liquidity risk exposure is performed, in order to establish its pertinence and functionality, and to carry out the necessary adjustments. The Market and Liquidity Risks Management Office elaborate reports daily, weekly and monthly basis in order to monitor the exposure levels and the limits and triggers set up, and to support the decision-making process.

Each subsidiary has its own liquidity contingency plan, which is tested annually. These contingency plans procure the optimization of different funding sources, including obtaining additional funding from the Parent Company.

Effects of Covid-19

Given the client´s preference for liquidity due to the uncertainty generated by the Covid-19 pandemic, an increase in deposits was observed, increasing the liquid assets of Grupo Bancolombia. The risk premium of Grupo Bancolombia did not present adverse movements and access to financial markets allowed the issuance of bonds for USD 400 millions in Banistmo, for corporate purposes such as working capital, funding the growth of the loan portfolio, offering new products and services, and debt settlement.

The following is the behavior of the liquid assets of Grupo Bancolombia during 2020:

Liquid Assets(1)	Low	High	Average	December 2020
High quality liquid assets*
Cash	18,356,375	23,075,497	20,662,818	18,356,375
High quality liquid securities	11,208,617	16,846,251	15,374,136	16,729,107
Other Liquid Assets
Other securities**	2,583,872	2,937,580	2,717,180	2,672,337
Total Liquid Assets	36,867,986	41,914,085	38,754,134	37,757,819
(1)

Feature possesses the high liquidity available in all cases, and those liquid assets received by the Central Bank for its operations expansion and monetary contraction. Liquid assets are adjusted by a haircut. The following are considered as liquid assets: cash, repos held for trading and investments held for trading in listed shares in Colombia’s stock exchange, in investment funds units or in other trading debt instruments.

Liquidity risk management

The Bank’s Board of Directors sets the strategy for managing liquidity risk and delegates responsibility for oversight of the implementation of this policy to ALCO committee that approves the Bank’s liquidity policies and procedures. The Treasury Division manages the Bank’s liquidity position on a day-to-day basis and reviews daily reports covering the liquidity position. A summary report, including any exceptions and remedial action taken, is submitted regularly to Risk Committee and ALCO committees.

a.     Liquidity risk exposure:

In order to estimate liquidity risk, the Bank measure a liquidity coverage ratio to ensure holding liquid assets sufficient to cover potential net cash outflows over 30 day. This indicator allows the Bank to meet liquidity coverage for the next month. The liquidity coverage ratio is presented as follows:

Liquidity Coverage Ratio	December 31, 2020	December 31, 2019
Net cash outflows into 30 days*	14,073,878	11,584,292
Liquid Assets	37,757,819	30,631,688
Liquidity coverage ratio	268.28%	264.42%

*      Net cash outflows into 30 days: (Interbank borrowings, Financial assets investments, Loans and advances to customers, Derivative financial instruments), minus 30 days contractual maturities of liabilities. Demand deposit Time deposits, Interbank deposits Borrowings from other financial institutions Debt instruments, Derivative financial instruments.

b.     Liquid Assets

One of the main guidelines of the Bank is to maintain a solid liquidity position, therefore, the ALCO Committee, has established a minimum level of liquid assets, based on the funding needs of each subsidiary, to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when they are due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Bank’s reputation.

The following table shows the liquid assets held by Bank´s:

Liquid Assets(1)	December 31, 2020	December 31, 2019
High quality liquid assets*
Cash	18,356,375	16,594,906
High quality liquid securities	16,729,107	12,054,474
Other Liquid Assets
Other securities**	2,672,337	1,982,308
Total Liquid Assets	37,757,819	30,631,688
(1)

Feature possesses the high liquidity available in all cases, and those liquid assets received by the Central Bank for its operations expansion and monetary contraction. Liquid assets are adjusted by a haircut. The following are considered as liquid assets: cash, repos held for trading and investments held for trading in listed shares in Colombia’s stock exchange, in investment funds units or in other trading debt instruments.

*      High-quality liquid assets:  cash and shares that are eligible to be reportable or repo operations, in addition to those liquid assets that the Central Bank receives for its monetary expansion and contraction operations described in paragraph 3.1.1 of the Foreign Regulatory Circular DODM-142 of the Bank of the Republic.

**   Other Securities: Securities issued by financial and corporate entities.

c.     Contractual maturities of financial assets

The tables below set out the remaining contractual maturities of principal and interest balances of the Group’s financial assets:

Contractual maturities of financial assets December 31, 2020

Financial Assets	0 - 1 Year	1 - 3 Years	3 - 5 Years	More than 5 years
Cash and balances with central bank	20,185,074	-	-	-
Interbank borrowings - Repurchase agreements	3,749,640	35,310	-	-
Financial assets investments	12,991,981	10,019,356	3,898,989	4,062,918
Loans and advances to customers	65,699,670	65,425,431	41,214,446	67,751,331
Derivative financial instruments	6,340,313	2,516,756	799,226	976,658
Total financial assets	108,966,678	77,996,853	45,912,661	72,790,907

Contractual maturities of financial assets December 31, 2019

Financial Assets	0 - 1 Year	1 - 3 Years	3 - 5 Years	More than 5 years
Cash and balances with central bank	18,256,065	-	-	-
Interbank borrowings - Repurchase agreements	5,668,879	3,473	-	-
Financial assets investments	7,596,501	5,977,528	1,515,494	2,511,061
Loans and advances to customers	68,333,569	63,570,825	38,880,378	61,287,271
Derivative financial instruments	3,414,986	1,439,006	602,600	1,456,157
Total financial assets	103,269,999	70,990,831	40,998,471	65,254,489

d.     Contractual maturities of financial liabilities

The tables below set out the remaining contractual maturities of principal and interest balances of the Bank’s financial liabilities:

Contractual maturities of financial liabilities December 31, 2020

Financial Liabilities	0 - 1 Year	1 - 3 Years	3 - 5 Years	More than 5 years
Demand deposit from customers	118,041,884	-	-	-
Time deposits from customers	43,948,183	12,555,125	5,563,309	1,345,843
Interbank deposits-Repurchase agreements	2,937,007	38,892	-	-
Borrowings from other financial institutions	5,021,402	3,353,845	2,169,508	1,282,177
Debt securities in issue	1,684,715	6,932,978	6,261,008	7,950,753
Derivative financial instruments	6,090,360	2,353,515	760,880	1,096,024
Total financial liabilities	177,723,551	25,234,355	14,754,705	11,674,797

Contractual maturities of financial liabilities December 31, 2019

Financial Liabilities	0 - 1 Year	1 - 3 Years	3 - 5 Years	More than 5 years
Demand deposit from customers	93,570,234	-	-	-
Time deposits from customers	46,508,889	14,550,816	4,243,327	2,235,994
Interbank deposits-Repurchase agreements	2,660,153	28,720	-	-
Borrowings from other financial institutions	7,437,449	3,332,957	1,395,047	1,450,059
Debt securities in issue	3,944,412	9,554,767	3,740,529	6,655,600
Derivative financial instruments	3,442,440	1,832,167	657,888	891,590
Total financial liabilities	157,563,577	29,299,427	10,036,791	11,233,243

The expected cash flows for some financial assets and liabilities may vary significantly from their contractual maturity. The main differences are the following:

•	The demand deposits historically have maintained a tendency to remain stable.
•	The mortgages loans, in spite of having contractual maturity between 15 and 30 years, its average life is less than these terms.

e.     Financial guarantees

The tables below set out the remaining contractual maturities of the Group’s financial guarantees

December 31, 2020	0 - 1 Year	1 - 3 Years	3 - 5 Years	More than 5 years
In millions of COP
Financial guarantees	3,917,713	3,568,858	42,788	144,157

December 31, 2019	0 - 1 Year	1 - 3 Years	3 - 5 Years	More than 5 years
In millions of COP
Financial guarantees	3,419,547	687,669	68,150	144,904

31.4 Capital management

In order to cover future unexpected losses and be prepared against economic crisis, the Bank is engaged with an active capital management role. To this end, one of the main responsibilities of the Director of Financial Control, is to monitor constantly the capital adequacy allocation and suggest the appropriate measures before crisis take place.

Exercises such as stress testing assessment and Internal Capital Adequacy Assessment Process (ICAAP), are run for internal and external purposes and reported to the Board of Directors and senior levels to ensure all risks are managed according to our risk appetite, policies and regulation.

Simultaneously, senior management is engaged in maintaining a balance between an adequate capital allocation and our shareholders value proposal compliance. In doing so, upcoming investment plans will be funded by capital markets and operational flows without causing negative results among our shareholders´ interests.

In accordance with the Capital Adequacy Requirements, financial institutions in Colombia are required to achieve a minimum solvency ratio (Basic Solvency Risk Index, Tier 1) above 4.5%, and a total solvency risk index (Tier 2) greater than or equal to 9.0%.

In spite of the above, the management has directed its efforts towards the equity strengthening as shown in table below.

	Asof
	December 31, 2020	December 31, 2019
In millions of COP
Regulatory Capital and Capital Adequacy Ratios
BasicOrdinaryEquity	24,280,973	23,965,972
DeductionsBasicOrdinaryEquity	(4,257,640)	(4,251,247)
TotalBasicOrdinaryEquity	20,023,333	19,714,725
AdditionalEquity	6,800,436	6,704,144
TotalRegulatoryCapital	26,823,769	26,418,869
Capital Ratios
Primarycapitaltorisk-weightedassets(Tier1)	9.57%	10.05%
Secondarycapitaltorisk-weightedassets	3.25%	3.42%
Technicalcapitaltorisk-weightedassets(Tier2)	12.82%	13.47%